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                                                                    Exhibit 20.1

                         CNH WHOLESALE MASTER NOTE TRUST
                   WHOLESALE ASSET BACKED NOTES, SERIES 2003-1
                             MONTHLY SERVICER REPORT

                               Collection Period 2
                     Settlement Period Begin Date 11/1/2003
                       Settlement Period End Date 11/30/2003
                                Distribution Date 12/15/2003

PERIOD                                                                   REVOLVING PERIOD

          ORIG.               CURRENT                      INTEREST
         BALANCE              BALANCE          COUPON        PAID         PRINCIPAL PAID
----------------------------------------------------------------------------------------
A    485,787,000.00       485,787,000.00      1.32000%    498,741.32           0.00
B     35,825,000.00        35,825,000.00      1.87000%     52,105.47           0.00

ALLOCATION PERCENTAGES
    Floating Allocation Percentage                                                                                38.35%
    Principal Allocation Percentage                                                                               38.35%

REQUIRED PAYMENTS
    Series 2003-1 Monthly Interest & Interest Shortfall                                                       550,846.79
    Monthly Servicing Fee                                                                                     434,676.67
    Controlled Accumulation Amount                                                                                  0.00
                                                                                                          --------------
    Total Required Payments                                                                                   985,523.46

SERIES 2003-1 SHARE OF AVAILABLE FUNDS
    Interest Collections                                                                                    4,313,812.91
    Principal Collections                                                                                 109,265,261.03
    Reserve Account Investment Proceeds                                                                         3,511.77
    Principal Funding Account Investment Proceeds                                                                   0.00
    Interest Funding Account Investment Proceeds                                                                1,216.59
    Reserve Account Draw Amount                                                                                     0.00
    Subordinated Draw Amount                                                                                        0.00
    Draws from the Series Share of the Excess Funding Account                                                       0.00
    Excess Interest Collections from Other Series                                                                   0.00
    Excess principal Collections from Other Series                                                                  0.00
    Draws from Principal Funding Account
                                                                                                          --------------
    Total Available Funds                                                                                 113,583,802.30

CURRENT PERIOD PAYMENTS
    Series 2003-1Monthly Interest and Past Interest Shortfall                                                 550,846.79
    Servicing Fee                                                                                             434,676.67
    Reimbursement of Chargeoffs & Monthly Dilution                                                                  0.00
    Controlled Deposit Amount                                                                                       0.00
    Principal Paid                                                                                                  0.00
    Reserve Account Deposit Amount                                                                                  0.00
    Reinstate reductions in Series 2003-1 Available Subordinated Amount                                             0.00
    Reinstate reductions in Collateral Amount                                                                       0.00
    Excess Interest Collections made available to other series                                              3,333,017.81
    Excess Principal Collections made available to other series                                           109,265,261.03
                                                                                                          --------------
    Total Payments                                                                                        113,583,802.30

CURRENT PERIOD INTEREST SHORTFALL
    Series 2003-1Monthly Interest Shortfall                                                                         0.00
    Servicing Fee Shortfall                                                                                         0.00
    Controlled Deposit Amount Shortfall                                                                             0.00

CHARGEOFFS & DILUTIONS
    Series share of Charge-off and Monthly Dilution amount                                                          0.00
    Reimbursement of Chargeoffs & Monthly Dilution                                                                  0.00
    Reduction to the Collateral Amount due to Chargeoffs                                                            0.00

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RECONCILIATION OF PRINCIPAL FUNDING ACCOUNT
    Beginning Balance of Principal Funding Account                                                                  0.00
    Transfers Into Principal Funding Account
        Transfer from Excess Funding Account (Deposits)                                                             0.00
        Transferred from Noteholder Principal Collections                                                           0.00
        Principal Funding Account Investment Income                                                                 0.00
                                                                                                          --------------
        Controlled Deposit Amount                                                                                   0.00
                                                                                                          --------------
    Total Transfers and Beginning Balance
    Distributions From Principal Funding Account
        Transfer of Investment Income to Collection Account                                                         0.00
        Principal payment to Noteholders                                                                            0.00
                                                                                                          --------------
        Total Transfers from Principal Funding Account                                                              0.00
                                                                                                          --------------
    Ending Balance                                                                                                  0.00

RECONCILIATION OF RESERVE FUND
    Beginning Balance of Reserve Fund                                                                       5,216,120.00
    Transfers Into Reserve Fund
        Transfer from Excess Interest Collections                                                                   0.00
        Transferred from Noteholder Principal Collections                                                           0.00
        Reserve Fund Investment Income                                                                          3,511.77
                                                                                                          --------------
        Total Transfers into Reserve Fund                                                                       3,511.77
                                                                                                          --------------
    Total Transfers and Beginning Balance
    Distributions From Reserve Fund
        Transfer of Investment Income to Collection Account                                                     3,511.77
        Non-principal payment to Noteholders                                                                        0.00
                                                                                                          --------------
        Total Transfers from Reserve Fund                                                                       3,511.77
                                                                                                          --------------
    Ending Balance                                                                                          5,216,120.00

RECONCILIATION OF COLLECTION ACCOUNT FOR SERIES 2003-1
    Transfers Into Collection Account
        Transfer of Daily Noteholder Collections plus investment proceeds                                 113,583,802.30
        Investor Default Amount                                                                                     0.00
        Reserve Account Draw                                                                                        0.00
        Excess Funding Account Draw                                                                                 0.00
        Principal Funding account Draw                                                                              0.00
        Available Subordinated Amount Draws                                                                         0.00
        Excess Principal Collections from other Series                                                              0.00
        Excess Interest Collections from other Series                                                               0.00
                                                                                                          --------------
        Total Transfers into Collection Account                                                           113,583,802.30
                                                                                                          --------------
    Transfers From Collection Account
        Required Interest Payment Distribution to Noteholder                                                  550,846.79
        Chargeoff reimbursements                                                                                    0.00
        Reserve Account Deposit Amount                                                                              0.00
        Principal Funding Account Deposit                                                                           0.00
        Principal Paid to Noteholders                                                                               0.00
        Servicing Fees                                                                                        434,676.67
        Reduction to the Collateral Amount                                                                          0.00
        Total Excess Collections made available to other Series                                           112,598,278.84
                                                                                                          --------------
        Total Transfers from Collection Account                                                           113,583,802.30
                                                                                                          --------------
        Difference                                                                                                  0.00

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                         CNH WHOLESALE MASTER NOTE TRUST
                   WHOLESALE ASSET BACKED NOTES, SERIES 2003-2
                             MONTHLY SERVICER REPORT

                               Collection Period 2
                     Settlement Period Begin Date 11/1/2003
                      Settlement Period End Date 11/30/2003
                               Distribution Date 12/15/2003

PERIOD                                                          REVOLVING PERIOD

          ORIG.               CURRENT                      INTEREST
         BALANCE              BALANCE          COUPON        PAID         PRINCIPAL PAID
----------------------------------------------------------------------------------------
A    485,787,000.00       485,787,000.00      1.42000%    536,524.75           0.00
B     35,825,000.00        35,825,000.00      2.12000%     59,071.44           0.00


ALLOCATION PERCENTAGES
    Floating Allocation Percentage                                                                                        38.35%
    Principal Allocation Percentage                                                                                       38.35%

REQUIRED PAYMENTS
    Series 2003-2 Monthly Interest & Interest Shortfall                                                               595,596.20
    Monthly Servicing Fee                                                                                             434,676.67
    Controlled Accumulation Amount                                                                                          0.00
                                                                                                                  --------------
    Total Required Payments                                                                                         1,030,272.86

SERIES 2003-2 SHARE OF AVAILABLE FUNDS
    Interest Collections                                                                                            4,313,812.91
    Principal Collections                                                                                         109,265,261.03
    Reserve Account Investment Proceeds                                                                                 3,511.77
    Principal Funding Account Investment Proceeds                                                                           0.00
    Interest Funding Account Investment Proceeds                                                                        1,187.17
    Reserve Account Draw Amount                                                                                             0.00
    Subordinated Draw Amount                                                                                                0.00
    Draws from the Series Share of the Excess Funding Account                                                               0.00
    Excess Interest Collections from Other Series                                                                           0.00
    Excess principal Collections from Other Series                                                                          0.00
    Draws from Principal Funding Account
                                                                                                                  --------------
    Total Available Funds                                                                                         113,583,772.88

CURRENT PERIOD PAYMENTS
    Series 2003-2Monthly Interest and Past Interest Shortfall                                                         595,596.20
    Servicing Fee                                                                                                     434,676.67
    Reimbursement of Chargeoffs & Monthly Dilution                                                                          0.00
    Controlled Deposit Amount                                                                                               0.00
    Principal Paid                                                                                                          0.00
    Reserve Account Deposit Amount                                                                                          0.00
    Reinstate reductions in Series 2003-2 Available Subordinated Amount                                                     0.00
    Reinstate reductions in Collateral Amount                                                                               0.00
    Excess Interest Collections made available to other series                                                      3,288,238.99
    Excess Principal Collections made available to other series                                                   109,265,261.03
                                                                                                                  --------------
    Total Payments                                                                                                113,583,772.88

CURRENT PERIOD INTEREST SHORTFALL
    Series 2003-1Monthly Interest Shortfall                                                                                 0.00
    Servicing Fee Shortfall                                                                                                 0.00
    Controlled Deposit Amount Shortfall                                                                                     0.00

CHARGEOFFS & DILUTIONS
    Series share of Charge-off and Monthly Dilution amount                                                                  0.00
    Reimbursement of Chargeoffs & Monthly Dilution                                                                          0.00
    Reduction to the Collateral Amount due to Chargeoffs                                                                    0.00


RECONCILIATION OF PRINCIPAL FUNDING ACCOUNT
    Beginning Balance of Principal Funding Account                                                                          0.00
    Transfers Into Principal Funding Account
        Transfer from Excess Funding Account (Deposits)                                                                     0.00
        Transferred from Noteholder Principal Collections                                                                   0.00
        Principal Funding Account Investment Income                                                                         0.00
                                                                                                                  --------------
        Controlled Deposit Amount                                                                                           0.00
                                                                                                                  --------------
    Total Transfers and Beginning Balance
    Distributions From Principal Funding Account
        Transfer of Investment Income to Collection Account                                                                 0.00
        Principal payment to Noteholders                                                                                    0.00
                                                                                                                  --------------
        Total Transfers from Principal Funding Account                                                                      0.00
                                                                                                                  --------------
    Ending Balance                                                                                                          0.00

RECONCILIATION OF RESERVE FUND
    Beginning Balance of Reserve Fund                                                                               5,216,120.00
    Transfers Into Reserve Fund
        Transfer from Excess Interest Collections                                                                           0.00
        Transferred from Noteholder Principal Collections                                                                   0.00
        Reserve Fund Investment Income                                                                                  3,511.77
                                                                                                                  --------------
        Total Transfers into Reserve Fund                                                                               3,511.77
                                                                                                                  --------------
    Total Transfers and Beginning Balance
    Distributions From Reserve Fund
        Transfer of Investment Income to Collection Account                                                             3,511.77
        Non-principal payment to Noteholders                                                                                0.00
                                                                                                                  --------------
        Total Transfers from Reserve Fund                                                                               3,511.77
                                                                                                                  --------------
    Ending Balance                                                                                                  5,216,120.00

RECONCILIATION OF COLLECTION ACCOUNT FOR SERIES 2003-2
    Transfers Into Collection Account
        Transfer of Daily Noteholder Collections plus investment proceeds                                         113,583,772.88
        Investor Default Amount                                                                                             0.00
        Reserve Account Draw                                                                                                0.00
        Excess Funding Account Draw                                                                                         0.00
        Principal Funding account Draw                                                                                      0.00
        Available Subordinated Amount Draws                                                                                 0.00
        Excess Principal Collections from other Series                                                                      0.00
        Excess Interest Collections from other Series                                                                       0.00
                                                                                                                  --------------
        Total Transfers into Collection Account                                                                   113,583,772.88
                                                                                                                  --------------
    Transfers From Collection Account
        Required Interest Payment Distribution to Noteholder                                                          595,596.20
        Chargeoff reimbursements                                                                                            0.00
        Reserve Account Deposit Amount                                                                                      0.00
        Principal Funding Account Deposit                                                                                   0.00
        Principal Paid to Noteholders                                                                                       0.00
        Servicing Fees                                                                                                434,676.67
        Reduction to the Collateral Amount                                                                                  0.00
        Total Excess Collections made available to other Series                                                   112,553,500.02
                                                                                                                  --------------
        Total Transfers from Collection Account                                                                   113,583,772.88
                                                                                                                  --------------
        Difference                                                                                                          0.00